NOTES PAYABLE	12 Months Ended
Mar. 31, 2011
NOTES PAYABLE

Note 16          NOTES PAYABLE

This item concerns the outside capital components of the convertible bond issue in the amount of 1,440 KUSD (previous year: 0 KUSD; long term 1,550 KUSD). The outside capital component of the convertible bond is carried at amortized cost according the effective interest method in compliance with the categorization pursuant to FASB ASC 815-15. The effective interest rate used as a basis as of the financial statement date is 6.16% (previous year: 6,61%). The debt is convertible at the rate of $1.44 debt to one share. The calculated value of the conversion feature was not material.

The term of the convertible bonds ends on December 31, 2011. In January, 2012, only $1,286 USD was converted into shares. The balance was repaid in cash.